Exhibit 10.0.3






                               THIRD AMENDMENT TO
                         AMENDED AND RESTATED REVOLVING
                          CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG

                         PNC BANK, NATIONAL ASSOCIATION
                             (AS LENDER AND AGENT),

                                  THE LENDERS,

                                       AND

                              L. B. FOSTER COMPANY,
                                CXT INCORPORATED,
                                 NATMAYA, INC.,
                                       AND
                                  FOSMART, INC.
                                   (BORROWERS)





                                February 8, 2007

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                       REVOLVING CREDIT SECURITY AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (the "Amendment") is made as of February 8, 2007, by and among L. B. FOSTER COMPANY, a corporation organized under the laws of the State of Pennsylvania ("Foster"), CXT INCORPORATED, a corporation organized under the laws of the State of Delaware ("CXT"), NATMAYA, INC., a corporation organized under the laws of the State of Delaware ("Natmaya"), and FOSMART, INC., a corporation organized under the laws of the State of Delaware ("Fosmart") (each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Lenders and Agent are parties to that certain Amended and Restated Revolving Credit and Security Agreement dated as of May 5, 2005, as amended by a First Amendment thereto dated as of September 13, 2005, and a Second Amendment thereto dated as of May 16, 2006 (as amended from time to time, the "Agreement").

     WHEREAS, the Borrowers have requested the Lenders to modify the terms of the pricing as well as certain covenants under the Agreement.

     WHEREAS, the parties hereto desire to amend the terms of the Agreement as provided for herein.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

     1. Definitions.

     Defined terms used herein shall have the meanings given to them in the Agreement.

     2. The following definitions set forth in Section 1.2 of the Agreement are hereby amended and restated as follows:

     "Facility Fee" shall mean a percentage rate per annum equal to one fourth of one percent (0.25%).

     "Permitted Encumbrances" shall mean (a) Liens in favor of Agent for the benefit of Agent and Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Borrowers; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Agent or the value of the assets in which Agent has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance;
(d) deposits, security interests or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of any Borrower's business; (e) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of any Borrower's business with respect to obligations which are not due or which are being contested in good faith by the applicable Borrower; (f) Liens placed upon fixed assets, proceeds from disposition thereof and other property directly related thereto, hereafter acquired to secure a portion of the purchase price thereof (or refinance fixed assets acquired with proceeds of Revolving Advances, so long as the proceeds of such refinancing are applied to the outstanding balance of Revolving Advances) or Liens of lessors on fixed assets subject to capital leases, or Liens on Real Property, improvements and fixtures in connection with the financing of Capital Expenditures, provided that in each case above (x) any such lien shall not encumber any other property of Borrowers (other than related obligations owed to such lender or lessor) and (y) the aggregate amount of Indebtedness secured by such Liens incurred as a result of such purchases during any fiscal year shall not exceed the amount provided for in Section 7.6; (g) other Liens incidental to the conduct of Borrowers' business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from Agent's or Lenders' rights in and to the Collateral or the value of Borrowers' property or assets or which do not materially impair the use thereof in the operation of Borrowers' business; (h) Liens on assets of the Borrowers other than Collateral which secure Indebtedness not exceeding $10,000,000 in the aggregate at any one time outstanding and which is permitted under Section 7.8; and (i) Liens disclosed on Schedule 1.2(B).

     "Revolving  Interest  Rate" shall mean an interest  rate per annum equal to
(a) the sum of the Alternate Base Rate minus one percent (1%) with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus one and one-fourth percent (1.25%) with respect to Eurodollar Rate Loans.

     3. Section 7.2(b) of the Agreement is hereby amended and restated as follows:

     "(b) Enter into or suffer to exist any agreement with any Person which prohibits or limits the ability of any Borrower to create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind, real or personal, tangible or intangible, now owned or hereafter acquired (including, without limitation Equipment, Investment Property and Real Property), other than (i) such agreements in favor of Agent or Lenders pursuant to this Agreement and the Other Documents, (ii) as set forth on Schedule 7.2(b) hereto, and (iii) capital leases, purchase money financing, industrial revenue bond financing and financing secured by Liens on Real Property, improvements and fixtures in connection with the financing of Capital Expenditures consummated after the Closing Date (to the extent permitted under this Agreement) pursuant to contracts which restrict Liens on the Equipment, Real Property, improvements, fixtures and other capital assets (excluding any Inventory or Receivables) being financed pursuant to such capital leases, purchase money financing, industrial revenue bond financing or other secured financing."

     4. Section 7.4 of the Agreement is hereby amended and restated as follows:

     "7.4 Investments.

     Except as set forth on Schedule 7.4 or as permitted under Section 7.1(a)(ii), purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof, (e) investments not in excess of $1,000,000 at any one time in the stock of Customers in settlement of Receivables and related obligations which are delinquent or in default by such Customers, and (f) equity investments in other corporations not in excess of five percent (5%) of the aggregate ownership interests of any such corporation, provided that prior to and after giving effect to any such investment (i) the Borrowers have Undrawn Availability of at least $10,000,000, and (ii) the aggregate amount of all such investments then existing does not exceed more than $10,000,000."

     5. Section 7.6 of the Agreement is hereby amended and restated as follows:

     "7.6 Capital Expenditures.

     Commencing with the fiscal year ended December, 31, 2006, contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in any fiscal year in an aggregate amount for all Borrowers in excess of $12,000,000, exclusive of capital expenditures for direct construction expenses and equipment costs incurred pursuant to the Union Pacific Contract. The difference between $12,000,000 and the actual amount of the aggregate capital expenditures of the Borrowers in any fiscal year (excluding the expenses related to the Union Pacific Contract) may be carried over to the immediately succeeding fiscal year. In addition to the foregoing capital expenditures, the Borrowers may make capital expenditures for the direct construction expenses and equipment costs of the Union Pacific Contract, provided that such capital expenditures do not violate the provisions of Section
7.8 or 7.11 and are made on or before December 31, 2006. Expenditures made in consummating Permitted Acquisitions shall not be included in the calculation of capital expenditures under this Section 7.6."

     6. Section 7.8 of the Agreement is hereby amended and restated as follows:

     "7.8 Indebtedness.

     Except as set forth on Schedule 7.8, create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (a)
Indebtedness to Lenders under this Agreement; (b) Indebtedness incurred for capital expenditures permitted under Section 7.6 hereof; (c) Indebtedness for the direct construction expenses and equipment costs incurred pursuant to the Union Pacific Contract; and (d) other Indebtedness not to exceed $10,000,000 in the aggregate at any one time outstanding. Notwithstanding the foregoing, Indebtedness for the direct construction expenses and equipment costs incurred pursuant to the Union Pacific Contract and permitted under this Section 7.8 plus the operating lease obligations incurred under Section 7.11 pursuant to the Union Pacific Contract shall not exceed $20,000,000 in the aggregate."

     7. Update to Certain Schedules. Each of Schedule 1.2(B) and Schedule 7.8 to the Agreement are hereby amended and restated as set forth on the Revised
Schedule 1.2(B) and Revised Schedule 7.8 attached to this Amendment, and the Lenders hereby consent to such revised schedules and their substitution in place of the original schedules to the Agreement.

     8. Representations. Each Borrower hereby represents and warrants that it has the corporate power and has been duly authorized by all requisite corporate action to execute and deliver this Amendment and to perform its obligations hereunder. Each Borrower hereby represents and warrants that no Default or Event of Default exists under the Agreement or shall result from the execution and delivery of this Amendment.

     9. Force and Effect. Each Lender and each Borrower reconfirms and ratifies the Agreement and all Other Documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

     10. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     11. Counterparts. This Amendment may be signed by telecopy or original in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12. Effective Date. This Amendment shall be effective upon the execution and delivery to the Agent of this Amendment by the Borrowers and the Lenders.


                            [SIGNATURE PAGES FOLLOW]

            [SIGNATURE PAGE 1 OF 2 TO THIRD AMENDMENT TO AMENDED AND
               RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

     Intending to be legally bound, each of the parties has signed this Third Amendment to Amended and Restated Revolving Credit and Security Agreement as of the day and year first above written.



ATTEST:                                    L. B. FOSTER COMPANY



                                           By:/s/ David J. Russo          [Seal]
--------------------------------              ----------------------------------
                                           Name:   David J. Russo
                                           Title:  Sr. V.P., Treasurer & CFO


ATTEST:                                    CXT INCORPORATED



                                           By:/s/ David J. Russo          [Seal]
--------------------------------              ----------------------------------
                                           Name:   David J. Russo
                                           Title:  Sr. V.P., Treasurer and CFO


ATTEST:                                    NATMAYA, INC.



                                           By:/s/ Judith J. Scarborough   [Seal]
--------------------------------              ----------------------------------
                                           Name:   Judith J. Scarborough
                                           Title:  President


ATTEST:                                    FOSMART, INC.



                                           By:/s/ Judith J. Scarborough   [Seal]
--------------------------------              ----------------------------------
                                           Name:   Judith J. Scarborough
                                           Title:  President

            [SIGNATURE PAGE 2 OF 2 TO THIRD AMENDMENT TO AMENDED AND
               RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]




                                           PNC BANK, NATIONAL ASSOCIATION, a
                                           national banking association, as
                                           Lender and as Agent



                                           By:/s/ Richard F. Juse, Jr.
                                              ----------------------------------
                                           Name:   Richard F. Muse, Jr.
                                           Title:  Sr. Vice President


                                           LASALLE BANK NATIONAL ASSOCIATION


                                           By:/s/ Robert W. Hart
                                              ----------------------------------
                                           Name:   Robert W. Hart
                                           Title:  Senior Vice President


                                           FIRST COMMONWEALTH BANK


                                           By:/s/ C. Forrest Teft
                                              ----------------------------------
                                           Name:   C. Forrest Tefft
                                           Title:  Senior Vice President

L.B. Foster Company and Subsidiaries                                                 Schedule 1.2(B)  - Permitted Encumbrances
Other Debt
As of 12/31/06

Other Debt-Capital Leases                                                                       Current       L/T
Subledger      Lessor                         Collateral                 From        To        Acct 2126    Acct 2902      Total
-------- --------------------------- --------------------------------- ---------- ---------- ------------ ------------ -------------


   242  City of Hillsboro            Hillsboro Land and Building        3/1/2002  2/29/2012    46,884.00    244,645.00    291,529.00
        Lasalle National Leasing
   245  Corporation                  Forklift and Steamplant           11/1/2003  11/1/2008    14,805.00     11,703.00     26,508.00
   248  GE Capital                   Savin Copier                      9/14/2004  1/13/2007       223.00          0.00        223.00
        Lasalle National Leasing
   249  Corporation                  Old Grand Island Equipment         3/1/2005  2/28/2009   323,685.00    375,607.00    699,292.00
   250  Banc of America Leasing Corp New Grand Island Equipment #1      1/5/2006  12/5/2010 1,081,610.00  3,694,029.00  4,775,639.00
   251  Leaf Financial Corp          Phone Systems in Houston Facility 2/28/2006  2/28/2008     4,676.00        419.00      5,095.00
   252  Citizens Asset Finance       Equipment at Pueblo ARP Facility   7/1/2006   2/1/2011   311,067.00  1,166,334.00  1,477,401.00
   253  Banc of America Leasing Corp New Grand Island Equipment #2      7/1/2006   1/1/2012   178,308.00    624,027.00    802,335.00
   254  Xerox                        Headquarters Copy Machine        10/23/2005 10/22/2009     4,385.00      8,703.00     13,088.00
   255  Xerox                        Headquarters Copy Machine        10/17/2005 10/16/2009     3,428.00      7,669.00     11,097.00
   256  Xerox                        Headquarters Copy Machine        10/17/2005 10/16/2009     3,933.00      8,738.00     12,671.00
        LaSalle National Leasing
   257  Corporation                  Tucson, AZ Facility Equipment      1/1/2007  6/30/2012   938,950.00  5,880,656.00  6,819,606.00

Subtotal Other Debt-Capital Leases                                                          2,911,954.00 12,022,530.00 14,934,484.00
                                                                                            ============ ============= =============

Other Debt-non Capital Leases
        LaSalle National Leasing     Advances on Equipment at Tucson,
        Corporation                  AZ                                                       726,270.00          0.00    726,270.00
        Citizens Asset Finance -     Building and Property at Pueblo
        Mortgage                     ARP Facility                       2/13/2006   3/1/2011   91,298.00    588,217.00    679,515.00
        PEDFA                        Portion of Bedford Expansion       4/30/2002  3/31/2012   27,083.00    331,250.00    358,333.00
        Massachusetts Industrial
        Finance Agency               Precise asset acquisition          3/20/1998   3/1/2013        0.00  2,045,000.00  2,045,000.00
        MELF(Machinery and
        Equipment Loan Fund)         Portion of Gruelich Asset Acq       8/1/2002   7/1/2009   75,109.00    124,826.00    199,935.00
                                                                                            ------------ ------------- -------------

Subtotal-Other Debt-non Capital Leases                                                        919,760.00  3,089,293.00  4,009,053.00
                                                                                            ============ ============= =============

Grand Total-Other Debt                                                                      3,831,714.00 15,111,823.00 18,943,537.00
                                                                                            ============ ============= =============



                               L.B. Foster Company
                    REVISED SCHEDULE 7.8 - Other Indebteness
                                 As of 12/31/06

Other Debt-Capital Leases                                                                     Current        L/T
Subledger    Lessor                          Collateral                  From        To       Acct 2126    Acct 2902      Total
-------- --------------------------- --------------------------------- ---------- ---------- ------------ ------------ -------------


   242  City of Hillsboro            Hillsboro Land and Building        3/1/2002  2/29/2012    46,884.00    244,645.00    291,529.00
        Lasalle National Leasing
   245  Corporation                  Forklift and Steamplant           11/1/2003  11/1/2008    14,805.00     11,703.00     26,508.00
   248  GE Capital                   Savin Copier                      9/14/2004  1/13/2007       223.00          0.00        223.00
        Lasalle National Leasing
   249  Corporation                  Old Grand Island Equipment         3/1/2005  2/28/2009   323,685.00    375,607.00    699,292.00
   250  Banc of America Leasing Corp New Grand Island Equipment #1      1/5/2006  12/5/2010 1,081,610.00  3,694,029.00  4,775,639.00
   251  Leaf Financial Corp          Phone Systems in Houston Facility 2/28/2006  2/28/2008     4,676.00        419.00      5,095.00
   252  Citizens Asset Finance       Equipment at Pueblo ARP Facility   7/1/2006   2/1/2011   311,067.00  1,166,334.00  1,477,401.00
   253  Banc of America Leasing Corp New Grand Island Equipment #2      7/1/2006   1/1/2012   178,308.00    624,027.00    802,335.00
   254  Xerox                        Headquarters Copy Machine        10/23/2005 10/22/2009     4,385.00      8,703.00     13,088.00
   255  Xerox                        Headquarters Copy Machine        10/17/2005 10/16/2009     3,428.00      7,669.00     11,097.00
   256  Xerox                        Headquarters Copy Machine        10/17/2005 10/16/2009     3,933.00      8,738.00     12,671.00
        LaSalle National Leasing
   257  Corporation                  Tucson, AZ Facility Equipment      1/1/2007  6/30/2012   938,950.00  5,880,656.00  6,819,606.00

Subtotal Other Debt-Capital Leases                                                          2,911,954.00 12,022,530.00 14,934,484.00
                                                                                            ============ ============= =============

Other Debt-non Capital Leases
        LaSalle National Leasing     Advances on Equipment at Tucson,
        Corporation                  AZ                                                       726,270.00          0.00    726,270.00
        Citizens Asset Finance       Building and Property at Pueblo
        Mortgage                     ARP Facility                      2/13/2006   3/1/2011    91,298.00    588,217.00    679,515.00
        PEDFA                        Portion of Bedford Expansion      4/30/2002  3/31/2012    27,083.00    331,250.00    358,333.00
        Massachusetts Industrial
        Finance Agency               Precise asset acquisition         3/20/1998   3/1/2013         0.00  2,045,000.00  2,045,000.00
        MELF(Machinery and
        Equipment Loan Fund)         Portion of Gruelich Asset Acq      8/1/2002   7/1/2009    75,109.00    124,826.00    199,935.00
                                                                                            ------------ ------------- -------------
Subtotal-Other Debt-non Capital Leases                                                        919,760.00  3,089,293.00  4,009,053.00
                                                                                            ============ ============= =============
Grand Total-Other Debt                                                                      3,831,714.00 15,111,823.00 18,943,537.00
                                                                                            ============ ============= =============
